SUPPLEMENT TO THE

SPARTAN® U.S. EQUITY INDEX FUND

A Fund of Fidelity Concord Street Trust

STATEMENT OF ADDITIONAL INFORMATION

April 25, 2001

The following information supplements the information found on the front cover of the statement of additional information.

To obtain a free additional copy of the prospectus, dated April 25, 2001, or an annual report, please call Fidelity at 1-800-544-8544.

Effective June 15, 2001, Ms. Johnson was appointed to the Board of Trustees. The following information replaces similar information found in the "Trustees and Officers" section beginning on page 16.

*EDWARD C. JOHNSON 3d (71), Trustee, is President of Spartan U.S. Equity Index Fund. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (U.K.) Inc., and of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc. Abigail P. Johnson, Trustee and Senior Vice President of the funds, is Mr. Johnson's daughter.

*ABIGAIL P. JOHNSON (39), Trustee (2001), is Senior Vice President of Spartan U.S. Equity Index Fund (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Management & Research (Far East) Inc. (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds. Edward C. Johnson 3d, Trustee and President of the funds, is Ms. Johnson's father.

UEIB-01-01 August 24, 2001
1.720027.108

Effective June 15, 2001, Mr. Pozen no longer serves on the Board of Trustees. Effective June 15, 2001, Mr. Pozen serves as a Member of the Advisory Board. The following information replaces similar information found in the "Trustees and Officers" section beginning on page 16.

ROBERT C. POZEN (55), Member of the Advisory Board (2001), is Vice Chairman of Fidelity Investments (2000). Previously, Mr. Pozen served as a Trustee and Senior Vice President of the Fidelity funds (1997-2001). In addition, he also served as President and a Director of FMR (1997-2001), Fidelity Management & Research (U.K.) Inc. (1997-2001), Fidelity Management & Research (Far East) Inc. (1997-2001), Fidelity Investments Money Management, Inc. (1998-2001), and FMR Co., Inc. (2000-2001); a Director of Strategic Advisers, Inc. (1999-2001); and General Counsel, Managing Director, and Senior Vice President of FMR Corp.

Effective July 19, 2001, Mr. Lawrence no longer serves as Vice President of the fund. The following information has been removed from the "Trustees and Officers" section beginning on page 16.

ROBERT A. LAWRENCE (48) is Vice President of Spartan U.S. Equity Index Fund (1997). Mr. Lawrence serves as Vice President of certain High Income Bond Funds (2000), Vice President of Fidelity Real Estate High Income Fund (1995) and Fidelity Real Estate High Income Fund II (1996), Vice President of certain Equity Funds (1997), and Senior Vice President of FMR (1993).

Effective July 19, 2001, Mr. Bullen serves as Vice President of the fund. The following information supplements the information found in the "Trustees and Officers" section beginning on page 16.

PHILLIP L. BULLEN (42) is Vice President of Spartan U.S. Equity Index Fund (2001). Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Bond Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001). Before joining Fidelity, Mr. Bullen was President, Chief Investment Officer, and a founding partner for Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1977-1997).